UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 27, 2007, International Rectifier Corporation (the “Company”) reported that Jack O. Vance, the lead independent director of the Company, would receive compensation for his services as lead independent director in the amount of $40,000 per calendar quarter, pro-rated for any partial quarter, commencing the date of his selection as lead independent director through December 31, 2007.   On May 9, 2008, the Board of Directors of the Company (“Board”), upon recommendation of the Compensation Committee of the Board, ratified the extension of such compensation through May 1, 2008, the effective date of the appointment of Richard J. Dahl, as the Company’s independent Chairman of the Board.

Additionally, on May 9, 2008, the Board, upon recommendation of the Compensation Committee, approved the following additional compensation to Mr. Dahl in his role as the Company’s independent Chairman of the Board:  (i) an annual retainer of $50,000, to be paid quarterly in arrears, and (ii) a grant of 30,000 options to purchase shares of the Company’s common stock, with such grant to be made on the third business day following the date on which the Company becomes current in its filings with the Securities and Exchange Commission and with the exercise price per share being the closing price per share of the Company’s common stock on the New York Stock Exchange on that date.  This compensation shall be payable in addition to Mr. Dahl’s regular compensation as a member of the Board of the Company.

Item 7.01.         Regulation FD Disclosure.

On May 12, 2008, the Company issued a press release announcing the filing of a Form 12b25 for its fiscal quarter ended March 31, 2008. A copy of the Company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.           Financial Statements and Exhibits.

(d)                                                                                                 Exhibits

Exhibit Number	Description

99.1	Press release of International Rectifier Corporation, dated May 12, 2008, announcing the filing of a Form 12b-25 for its fiscal quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: May 13, 2008	By	/s/ Donald R. Dancer
Donald R. Dancer,
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of International Rectifier Corporation, dated May 12, 2008, announcing the filing of a Form 12b-25 for its fiscal quarter ended March 31, 2008.